                                                                    Exhibit 99.1

EQUITY OFFICE PROPERTIES TRUST AND CORNERSTONE PROPERTIES INC. ANNOUNCE MERGER AGREEMENT

$4.6 Billion Transaction to Create $18 Billion Office Company

Combined Organization to Own And Operate 95.5 Million Square Feet of Premier

Office Space Nationwide

CHICAGO, and NEW YORK, Feb. 11 /PRNewswire/ -- Equity Office Properties Trust (NYSE: EOP) and Cornerstone Properties Inc. (NYSE: CPP) today announced that they have entered into a definitive plan of merger in which Cornerstone will merge into Equity Office. Once the merger is completed, Equity Office will own and operate 380 office buildings consisting of 95.5 million square feet nationwide, a 24% increase in portfolio size based on square footage.

"This merger captures for shareholders of both entities the true benefits of consolidation in our industry," said Samuel Zell, chairman of the board of Equity Office. "Cornerstone's properties represent unsurpassed asset quality concentrated in high barrier-to-entry markets with some of the strongest job growth rates in the country fueled by the explosive growth in high tech industries."

Timothy H. Callahan, president and chief executive officer of Equity Office, added, "In addition to increasing the diversification and liquidity of the combined portfolio, these assets are a perfect complement to existing Equity Office geographic locations. More than 12.5 million square feet (approximately two-thirds of Cornerstone's portfolio) are in Equity Office's top eight core markets. Combined, we can offer our customers an unsurpassed range of office space options and the highest quality services." Mr. Callahan also said that "Equity Office expects the transaction to be modestly accretive in 2000 and three to five cents accretive in 2001. Furthermore, the yields on the transaction in the first 12 months, including all transaction costs, are expected to be approximately 9.5% on a GAAP basis, 9% on a cash basis and 8.7% for EBITDA (excluding straight line rent)."

The transaction values Cornerstone at approximately $4.6 billion, which includes transaction costs and the assumption of approximately $1.8 billion of debt.

Equity Office will pay approximately $1.1 billion in cash and issue approximately 63.6 million new Equity Office common shares and operating partnership units in the transaction. Cornerstone common shareholders may elect to receive $18.00 per share in cash or 0.7009 of an Equity Office common share or a combination thereof, subject to a final proration. The proportion of consideration would be approximately 55% shares and 45% cash to the common shareholder if all current holders of units of Cornerstone Properties Limited Partnership elect to receive units in EOP Operating Limited Partnership. Cornerstone common shares will be exchanged for Equity Office common shares at a fixed 0.7009 exchange ratio based on a prevailing transaction price of $25.68125 per Equity Office common share. The exchange ratio is not subject to change based on changes in the market prices of either company's common shares, and there is no "collar" or minimum trading price for the shares. Cornerstone Properties Limited Partnership unit holders will receive 0.7009 EOP Operating Limited Partnership units per Cornerstone unit. Cornerstone's convertible preferred shareholders will receive $18.00 per share in cash.

Equity Office expects to arrange a new credit facility of approximately $1.5 billion to finance a portion of the cash consideration. Equity Office is currently in discussion with its lead lenders with a view towards obtaining such financing.

Upon completion of the merger, Equity Office will expand its Board of Trustees from 11 to 14 members. The new members will be John S. Moody, president and chief executive officer of Cornerstone, Jan H. W. R. van der Vlist, director of real estate for PGGM, and William Wilson III, chairman of Cornerstone's Board of Directors.

The transaction is structured in order to qualify as a tax-free merger, and it is a condition to closing that each party receive an acceptable tax opinion to that effect. Shareholders receiving cash will recognize income for federal income tax purposes.

"The strategic merits of this merger include not only the quality of Cornerstone's assets and people, but also their commitment to superior customer service. In addition, we look forward to combining the development capabilities of our two organizations to take advantage of strategic opportunities for growth in many of today's most supply-constrained markets, such as San Francisco and Seattle," said Callahan. "Cornerstone will bring to Equity Office its top-tier development team and a pipeline that we expect to add to our future growth rate. It is among our highest priorities to determine how we can best take full advantage of the opportunities available to us as a result of Cornerstone's development team," said Mr. Callahan.

"Cornerstone is extremely pleased to become part of the highest quality office REIT in the U.S. We believe that the benefits for our shareholders will be dramatic as we capitalize on the benefits of greater scale, liquidity, and market leadership," said John S. Moody, president and chief executive officer of Cornerstone Properties.

The merger, which will be accounted for using purchase accounting, is expected to be completed in the third quarter of 2000, and is subject to the approval of the shareholders of both companies and other customary conditions.

PGGM, a 30% shareholder in Cornerstone, and the Directors and certain executive officers of both companies have agreed to vote in favor of the merger as part of the merger agreement.

J.P. Morgan & Co. Incorporated was lead financial advisor to Equity Office and provided a fairness opinion to the Company. Bank of America Securities, Inc. and Chase Securities, Inc. were co-advisors to Equity Office. Lazard Freres & Co. was financial advisor to Cornerstone.

As a result of today's announcement, Equity Office has elected to suspend immediately its previously announced share buy-back program, until further notice.

Certain matters discussed in this press release may constitute forward- looking statements within the meaning of the Federal Securities laws. Although Equity Office and Cornerstone believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, they can give no assurance that their expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include an increase in market interest rates, the availability of adequate financing on acceptable terms, the ability of the merged company to realize synergies and efficiencies as a result of its increased size and presence in certain markets, future real estate and general market conditions, the extent of future revenues and expense attributed to the merged company's portfolio, the extent of future tenant demand for office space, the companies' respective abilities to satisfy all conditions for closing including the availability of opinions confirming the transaction's tax-free status and other risks detailed from time to time in the companies' respective filings with the Securities and Exchange Commission, including their annual reports on Form 10-K.

Equity Office Properties Trust is the nation's largest publicly traded owner and manager of office properties, with a national portfolio of 294 buildings comprising 77 million square feet in 23 states and the District of Columbia. Equity Office has an ownership presence in 35 Metropolitan Statistical Areas (MSA's) and in 81 submarkets, enabling it to provide a wide range of office solutions for local, regional and national customers. For more company information, visit the EOP website at www.equityoffice.com.

Cornerstone Properties is a fully integrated real estate investment trust (REIT) with a full range of development, acquisition, management and leasing capabilities. The company currently owns 86 Class A office properties throughout the US totaling over 18.5 million square feet, and has an additional $884 million of projects under development. The properties are located in the major suburban markets and central business districts of Seattle, Northern and Southern California, Minneapolis, Chicago, Boston, New York, Washington, D.C., and Atlanta. For more information, visit the Cornerstone Properties website at www.cstoneprop.com.

See Attachments 1-6. This press release is also available in Adobe Acrobat Portable Document format (PDF). http://www.equityoffice.com/pdf/merger.pdf .


                               Regional Summary
                               (As of 1/31/00)

                           Square Feet    % Square Feet  % NOI     MSA's
    All Properties          95,462,465           --          --      39
    CBD                     48,726,148        51.0%       53.6%      --
    Suburban                46,736,317        49.0%       46.4%      --

              Regional Distribution based on NOI and Square Feet
                               (As of 1/31/99)

                                CBD                        Suburban

                Square Feet   % Square  % NOI   Square Feet  % Square % NOI
                                Feet                           Feet
    Central       8,951,665     9.4%      6.5%    4,929,840    5.2%     4.9%
    Northeast    15,491,339    16.2%     22.8%    9,866,782   10.3%    11.3%
    Pacific       7,061,425     7.4%      8.6%   12,287,803   12.9%    14.9%
    Southeast     4,280,859     4.5%      3.6%    5,985,649    6.3%     4.8%
    Southwest     2,591,819     2.7%      2.0%    9,007,612    9.4%     6.0%
    West         10,349,041    10.8%     10.2%    4,658,631    4.9%     4.5%
      Total      48,726,148    51.0%     53.6%   46,736,317   49.0%    46.4%

                                 All Properties
                             Square Feet    % Square Feet      % NOI
    Central                  13,881,505          14.5%         11.4%
    Northeast                25,358,121          26.6%         34.2%
    Pacific                  19,349,228          20.3%         23.5%
    Southeast                10,266,508          10.8%          8.4%
    Southwest                11,599,431          12.2%          7.9%

    [OMITTED GRAPHIC SHOWED % NOI AS OF 1/31/99 FOR ALL PROPERTIES]


    West                     15,007,672          15.7%         14.6%
      Total                  95,462,465         100.0%        100.0%


                               Summary of MSAs
                               (As of 1/31/00)

       MSA              State  # Buildings Square Feet   % Square Feet  % NOI

    1  Boston            MA        52       12,354,570       12.9%     15.7%
    2  Chicago           IL        30       11,201,732       11.7%     10.0%
    3  San Francisco     CA        25        6,270,622        6.6%      8.7%
    4  Washington D.C.   DC,VA     23        5,467,368        5.7%      7.3%
    5  Atlanta           GA        45        7,790,556        8.2%      7.0%
    6  Seattle           WA        19        6,848,812        7.2%      8.2%
    7  New York          NY         5        3,197,257        3.3%      6.7%
    8  Los Angeles       CA        14        4,465,831        4.7%      5.1%
    9  San Jose          CA        38        2,809,594        2.9%      3.9%
    10 Denver            CO        15        4,160,311        4.4%      3.2%
    11 Dallas            TX        14        4,237,044        4.4%      2.9%
    12 Stamford          CT         8        1,811,704        1.9%      2.3%
    13 Philadelphia      PA        13        2,527,222        2.6%      2.1%
    14 Minneapolis       MN         3        2,003,312        2.1%      2.1%
    15 Orange County     CA         7        1,954,250        2.0%      1.9%
    16 Houston           TX         7        2,734,362        2.9%      1.8%
    17 East Bay          CA        12        1,601,177        1.7%      1.5%
    18 New Orleans       LA         5        2,357,699        2.5%      1.4%
    19 Austin            TX         3        1,426,948        1.5%      1.4%
    20 San Diego         CA         8        1,244,017        1.3%      1.3%
    21 Cleveland         OH         1        1,242,144        1.3%      0.9%
    22 Sacramento        CA         2          575,336        0.6%      0.8%
    23 Phoenix           AZ         2          605,295        0.6%      0.5%
    24 San Antonio       TX         3          604,283        0.6%      0.4%
    25 St. Louis         MO         1          339,163        0.4%      0.3%
    26 Norfolk           VA         1          403,276        0.4%      0.3%
    27 Columbus          OH         2          379,752        0.4%      0.3%
    28 Portland          OR         1          368,138        0.4%      0.3%
    29 Charlotte         NC         1          581,666        0.6%      0.3%
    30 Nashville         TN         1          421,513        0.4%      0.3%
    31 Indianapolis      IN         2        1,057,877        1.1%      0.2%
    32 Ventura           CA         4          291,793        0.3%      0.2%
    33 Orlando           FL         1          640,385        0.7%      0.2%
    34 Raleigh/Durham    NC         1          181,221        0.2%      0.2%
    35 Anchorage         AK         2          190,599        0.2%      0.2%
    36 Ft. Worth         TX         2          239,095        0.3%      0.1%
    37 Salt Lake City    UT         1          136,608        0.1%      0.1%
    38 Sarasota          FL         1          247,891        0.3%      0.2%
    39 Albuquerque       NM         5          492,042        0.5%      0.0%
       Grand Total                380       95,462,465      100.0%    100.0%

     [OMITTED GRAPHIC SHOWED LEASE EXPIRATIONS AS OF 12/31/99 FOR EACH YEAR FROM 2000 TO 2008 AND FOR "2009 AND BEYOND" BY TOTAL PORTFOLIO SQUARE FOOTAGE EXPIRING AND PERCENTAGE OF TOTAL PORTFOLIO SQUARE FOOTAGE EXPIRING]


             Rollover of Top 10 Markets - Based on Square Footage
                               (As of 12/31/99)

                               Expiration Year
                             2000          2001         2002          Total
                        Percentage of Total Portfolio Square Footage Expiring
    Boston                   0.66%         1.69%        1.88%         4.23%
    Chicago                  1.07%         0.93%        1.25%         3.25%
    San Francisco            0.46%         0.98%        0.78%         2.22%
    Washington D.C.          0.34%         0.56%        1.59%         2.49%
    Atlanta                  0.94%         1.61%        0.77%         3.33%
    Seattle                  0.81%         0.96%        0.79%         2.56%
    New York                 0.04%         0.57%        0.29%         0.90%
    Los Angeles              0.40%         0.47%        0.48%         1.34%
    San Jose                 0.62%         0.60%        0.13%         1.35%
    Denver                   0.50%         0.61%        0.72%         1.82%

    Excludes Pruneyard Inn (hotel) and Wells Fargo Center (acquired after 12/31/99).

                         Net Effective Square Footage
                               (As of 1/31/00)

                                                                 Company's
                              Company's Effective    Square      Effective
                             Ownership Percentage     Feet      Square Feet
    Company's Ownership -
     Wholly-Owned Assets               100%       80,149,822     80,149,822

    Company's Consolidated
     Joint Ventures
    Plaza at LaJolla Village         66.67%          635,419        423,634
    Galland & Seneca Building       100.00%           97,678         97,678
    Washington Mutual Tower         100.00%        1,048,430      1,048,430
    222 Berkeley Street              91.50%          530,884        485,759
    500 Boylston Street              91.50%          715,464        654,650
    191 Peachtree Street             99.50%        1,215,288      1,209,212
    Norwest Center                   75.30%        1,117,439        841,432
    120 Montgomery                   66.67%          418,751        279,167
    One Post                         50.00%          388,366        194,183


    Market Square                   100.00%          688,709        688,709
      Subtotal                                     6,856,428      5,922,853

    Company's Unconsolidated
     Joint Ventures

    500 Orange Tower                100.00%          290,765        290,765
    One Post Office Square           50.00%          765,780        382,890
    75-101 Federal Street            51.61%          811,054        418,599
    Rowes Wharf                      50.00%          344,698        172,349
    Metropoint II                    70.00%          150,181        105,127
    10 & 30 South Wacker             75.00%        2,003,288      1,502,466
    Bank One Center                  25.00%        1,057,877        264,469
    Pasadena Towers                  25.00%          439,367        109,842
    Promenade II                     50.00%          770,840        385,420
    Suntrust Center                  25.00%          640,385        160,096
    Preston Commons                  50.00%          418,604        209,302
    Sterling Plaza                   50.00%          302,747        151,374
    Sunset North Corporate Campus    80.00%          460,629        368,503
      Subtotal                                     8,456,215      4,521,201

    Total Portfolio at 1/31/00                    95,462,465     90,593,876

    Unconsolidated Joint Venture
     not Included in Portfolio
    Four Oaks Place                   2.55%        1,753,784         44,721

    Total Net Effective Square
     Footage at 1/31/00                           97,216,249     90,638,597

                               Office Property List
                                 (As of 1/31/00)
                                                    * properties representing
                                                       Cornerstone Portfolio

                                                                   Percent of
                                                       Approximate      Total
                               Number of   Year Built   Rentable    Portfolio
    Primary Market             Buildings   /Renovated    Square      Rentable
                   Sub Market                             Feet    Square Feet
    CENTRAL REGION
    Chicago
                  Central Loop
    161 N. Clark                     1            1992  1,010,520       1.1%
    200 West Adams                   1       1985/1996    677,222       0.7%
    30 N. LaSalle Street (a)         1       1974/1990    925,950       1.0%
    One North Franklin               1            1991    617,592       0.6%

                   Lake County
    Tri-State International          5            1986    546,263       0.6%
    * Corporate 500 Centre           4       1986-1990    651,848

                        O'Hare
    Presidents Plaza                 4       1980-1982    815,604       0.9%
    1700 Higgins                     1            1986    133,876       0.1%

                     Oak Brook
    AT&T Plaza                       1            1984    224,847       0.2%
    Oakbrook Terrace Tower           1            1988    772,928       0.8%
    Westbrook Corporate Center       5       1985-1996  1,107,372       1.2%
    * One Lincoln Center             1            1986    297,350

                     West Loop
    10 & 30 S. Wacker                2       1983-1987  2,003,288       2.1%
    101 N. Wacker                    1       1980/1990    575,294       0.6%
    Civic Opera House                1       1929/1996    841,778       0.9%

    Cleveland
                      Downtown
    BP Tower                         1            1985  1,242,144       1.3%

    Columbus
                      Suburban
    Community
      Corporate Center               1            1987    250,169       0.3%
    One Crosswoods Center            1            1984    129,583       0.1%

    Indianapolis
                      Downtown
    Bank One Center
      /Tower (a)                     2            1990  1,057,877       1.1%

    Central Region Total
      /Weighted Average             35                 13,881,505      14.5%

    NORTHEAST REGION
    Boston
              Backbay/Boylston
    * 222 Berkeley Street            1            1991    530,884       0.6%
    * 500 Boylston Street            1            1988    715,464       0.7%

              East Cambridge
    One Canal Park                   1            1987     98,154       0.1%
    * One Memorial Drive             1            1985    352,764       0.4%
    Riverview I & II                 2       1985-1986    263,892       0.3%
    Ten Canal Park                   1            1987    110,843       0.1%

              Financial District


    100 Summer Street                1       1974/1990  1,037,801       1.1%
    * 125 Summer Street              1            1989    463,691       0.5%
    150 Federal Street               1            1988    529,730       0.6%
    175 Federal Street               1            1977    207,366       0.2%
    2 Oliver Street-147 Milk Street  1            1988    270,302       0.3%
    225 Franklin Street              1       1966/1996    916,722       1.0%
    28 State Street                  1       1968/1997    570,040       0.6%
    60 State Street                  1            1979    823,014       0.9%
    75-101 Federal Street (c)        2            1988    811,054       0.8%
    One Post Office Square (c)       1            1981    765,780       0.8%
    Rowes Wharf (a) (c)              3            1987    344,698       0.4%
    Russia Wharf                     1       1978-1982    312,833       0.3%
    South Station (a)                1            1988    178,959       0.2%

             Government Center
    Center Plaza                     1            1969    637,069       0.7%

             Northwest
    Crosby Corporate Center          6            1996    337,285       0.4%
    Crosby Corporate Center II (d)   3            1998    257,528       0.3%
    New England Executive Park       8       1970-1985    760,118       0.8%
    New England Executive Park 17    1            1979     56,890       0.1%
    The Tower at New England
      Executive Park (e)             1       1971/1999    194,911       0.2%

             South
    Westwood Business Center         1            1985    164,985       0.2%

             West
    Wellesley Office Park 1-4        4       1962-1970    216,420       0.2%
    Wellesley 5-7                    3       1972-1984    362,421       0.4%
    Wellesley 8                      1       1960/1996     62,952       0.1%

    New York
             Columbus Circle
    Worldwide Plaza (f)              1            1989  1,704,624       1.8%

             Madison Avenue
    * 527 Madison Avenue             1            1986    215,539       0.2%

             Park/Lexington
    Park Avenue Tower (g)            1            1986    550,894       0.6%
    * Tower 56                       1            1983    163,633       0.2%

             Third Avenue
    850 Third Avenue                 1       1960/1996    562,567       0.6%

    Philadelphia
             Center City
    1601 Market Street               1            1970    681,289       0.7%
    1700 Market Street               1            1969    841,172       0.9%

             Conshohocken
    Four Falls Corporate
      Center (c)                     1            1988    254,355       0.3%

             King of Prussia/Valley Forge
    Oak Hill Plaza (c)               1            1982    164,360       0.2%
    Walnut Hill Plaza (c)            1            1985    149,716       0.2%

             Main Line
    One Devon Square (a) (c)         1            1984     73,267       0.1%
    Two Devon Square (c)             1            1985     63,226       0.1%
    Three Devon Square (a) (c)       1            1985      6,000       0.0%

             Plymouth Meeting/Blue Bell
    One Valley Square                1            1982     70,289       0.1%
    Two Valley Square                1            1990     70,622       0.1%
    Three Valley Square              1            1984     84,605       0.1%
    Four and Five Valley
      Square (c)                     2            1988     68,321       0.1%

    Stamford
             Shelton
    Shelton Point                    1       1985/1993    159,848       0.2%

             Stamford
    One Stamford Plaza               1       1986/1994    212,244       0.2%
    Two Stamford Plaza               1       1986/1994    253,020       0.3%
    Three Stamford Plaza             1       1980/1994    241,575       0.3%
    Four Stamford Plaza              1       1979/1994    260,581       0.3%
    177 Broad Street                 1            1989    187,573       0.2%
    300 Atlantic Street              1       1987/1996    272,458       0.3%
    Canterbury Green (a)             1            1987    224,405       0.2%

    Washington D.C.
             CBD
    1111 19th Street                 1       1979/1993    252,014       0.3%
    1620 L Street                    1            1989    156,272       0.2%
    One Lafayette Centre             1       1980/1993    314,634       0.3%

             East End
    * 1333 H Street                  1            1982    244,585       0.3%
    Market Square                    2            1990    688,709       0.7%

           Alexandria/Old Town
    * 11 Canal Center                1            1986     70,365       0.1%
    1600 Duke Street                 1            1985     68,770       0.1%


    * 99 Canal Center                1            1986    137,945       0.1%
    * Transpotomac Plaza 5           1            1983     96,392       0.1%

                  Crystal City
    Polk and Taylor Buildings        2            1970    902,371       0.9%

                Fairfax/Center
    Centerpointe I & II              2       1988-1990    407,723       0.4%
    Fair Oaks Plaza                  1            1986    177,917       0.2%

                Herndon/Dulles
    Northridge I                     1            1988    124,319       0.1%

                        Reston
    Reston Town Center               3            1990    726,045       0.8%

              Rosslyn/Ballston
    1300 North 17th Street           1            1980    380,199       0.4%
    1616 N. Fort Myer Drive          1            1974    292,826       0.3%

                Tyson's Corner
    E. J. Randolph                   1            1983    164,906       0.2%
    John Marshall I                  1            1981    261,376       0.3%

    Northeast Region Total
      /Weighted Average            101                 25,358,121      26.6%

    SOUTHEAST REGION
    Atlanta
                      Buckhead
    Prominence in Buckhead (i)       1            1999    424,635       0.4%

             Central Perimeter
    Central Park                     2            1986    612,733       0.6%
    One Perimeter Center             4       1972-1986  1,265,245       1.3%
    Two Perimeter Center            11       1971-1985    980,708       1.0%
    Three Perimeter Center          14       1970-1989    572,629       0.6%
    Four Perimeter Center            3       1978-1981    483,796       0.5%
    Lakeside Office Park             5       1972-1978    390,721       0.4%

                      Downtown
    * 191 Peachtree Street           1            1991  1,215,288       1.3%

                       Midtown
    Promenade II                     1            1990    770,840       0.8%

                     Northwest
    Paces West                       2            1988    641,263       0.7%
    200 Galleria                     1            1985    432,698       0.5%

    Charlotte
                        Uptown
    Wachovia Center                  1       1972/1994    581,666       0.6%

    Nashville
                      Downtown
    Bank of America
      Plaza (Nations Bank
      Plaza)                         1       1977/1995    421,513       0.4%

    Norfolk
                       Norfolk
    Dominion Tower                   1            1987    403,276       0.4%

    Orlando
     Central Business District
    SunTrust Center                  1            1988    640,385       0.7%

    Raleigh/Durham
                  South Durham
    University Tower                 1       1987/1992    181,221       0.2%

    Sarasota
                      Downtown
    Sarasota City Center             1            1989    247,891       0.3%

    Southeast Region Total
      /Weighted Average             51                 10,266,508      10.8%

    SOUTHWEST REGION
    Austin
                           CBD
    One American Center              1            1984    505,770       0.5%
    One Congress Plaza (a)           1            1987    517,849       0.5%
    San Jacinto Center               1            1987    403,329       0.4%

    Dallas
              Far North Dallas
    Colonnade I & II                 2       1983-1985    606,615       0.6%
    Colonnade III                    1            1998    377,639       0.4%

                   Las Colinas
    Computer Associates Tower        1            1988    360,815       0.4%
    Texas Commerce Tower             1            1985    369,134       0.4%

                    LBJ/Quorum
    Four Forest Plaza (c)            1            1985    394,324       0.4%
    Lakeside Square                  1            1987    397,328       0.4%
    North Central Plaza Three        1       1986/1994    346,575       0.4%

         N. Central Expressway
    9400 NCX                         1       1981/1995    379,556       0.4%
    Eighty-Eighty Central            1       1984/1995    283,707       0.3%

                Preston Center
    Preston Commons                  3            1986    418,604       0.4%
    Sterling Plaza                   1       1984/1994    302,747       0.3%

    Ft. Worth
               W/SW Fort Worth
    Summitt Office Park              2       1974/1993    239,095       0.3%

    Houston
            Galleria/West Loop
    San Felipe Plaza (c)             1            1984    959,466       1.0%

          North Loop/Northwest
    Brookhollow Central              3       1972-1981    797,971       0.8%

              North/North Belt
    Intercontinental Center          1       1983/1991    194,801       0.2%
    Northborough Tower (c)           1       1983/1990    207,908       0.2%

                          West
    2500 CityWest                    1            1982    574,216       0.6%

    New Orleans
                           CBD
    LL&E Tower                       1            1987    545,157       0.6%
    Texaco Center                    1            1984    619,714       0.6%

        Metairie/ E. Jefferson
    One Lakeway Center               1       1981/1996    289,112       0.3%
    Two Lakeway Center               1       1984/1996    440,826       0.5%
    Three Lakeway Center             1       1987/1996    462,890       0.5%

    San Antonio
                     Northwest
    Colonnade I                      1            1983    168,637       0.2%
    Northwest Center                 1       1984/1994    241,248       0.3%
    Union Square                     1            1986    194,398       0.2%

    Southwest Region Total
      /Weighted Average             34                 11,599,431      12.2%

    WEST REGION
    Albuquerque
                      Downtown
    500 Marquette Building           1            1985    230,022       0.2%

                        Uptown
    One Park Square                  4            1985    262,020       0.3%

    Anchorage
                       Midtown
    Calais Office
      Center (a)                     2            1975    190,599       0.2%

    Denver
                      Downtown
    410 17th Street                  1            1978    388,953       0.4%
    Denver Post Tower (a)            1            1984    579,999       0.6%
    Dominion Plaza                   1            1983    571,468       0.6%
    Tabor Center                     2            1985    674,278       0.7%
    Trinity Place                    1            1983    189,163       0.2%

                     Southeast
    4949 S. Syracuse                 1            1982     62,633       0.1%
    Denver Corporate
      Center II & III                2      1981/93-97    358,357       0.4%
    Metropoint                       1            1987    263,719       0.3%
    Metropoint II (i)                1            1999    150,181       0.2%
    Terrace Building                 1            1982    115,408       0.1%
    Millennium Plaza                 1            1982    330,033       0.3%
    Solarium                         1            1982    162,817       0.2%
    The Quadrant                     1            1985    313,302       0.3%

    Minneapolis
                         I-494
    Northland Plaza                  1            1985    296,965       0.3%

               Minneapolis CBD
    LaSalle Plaza                    1            1991    588,908       0.6%
    * Norwest Center                 1            1988  1,117,439       1.2%

    Phoenix
              Central Corridor
    49 East Thomas Road (j)          1       1974/1993     18,892       0.0%
    One Phoenix Plaza (k)            1            1989    586,403       0.6%

    Portland
                      Downtown
    1001 Fifth Avenue (a)            1            1980    368,138       0.4%

    Salt Lake City
           Central Valley East
    * U.S. West                      1            1985    136,608       0.1%

    Seattle
                  Bellevue CBD
    * 110 Atrium Place               1            1981    215,172       0.2%
    City Center Bellevue             1            1987    472,587       0.5%
    One Bellevue Center (a)          1            1983    344,715       0.4%
    Rainier Plaza (a)                1            1986    410,855       0.4%
    Sunset North Corporate
     Campus (l)                      3            1999    460,629       0.5%

                           CBD
    1111 Third Avenue                1            1980    528,282       0.6%
    Bank of America Tower            2            1985  1,537,932       1.6%
    * Galland & Seneca Building      2            1988     97,678       0.1%
    Nordstrom Medical Tower          1            1986    101,431       0.1%
    Second and Seneca Buildings      2            1991    480,272       0.5%
    Second and Spring Building                                      1
1906/1989    134,871       0.1%
    * Washington Mutual Tower        1            1988  1,048,430       1.1%
    Wells Fargo Center               1            1983    915,883       1.0%

                 I-90 Corridor
    * Island Corporate Center        1            1987    100,075       0.1%

    St. Louis

                    Mid County
    Interco Corporate Tower          1            1986    339,163       0.4%

    West Region Total
      /Weighted Average             49                 15,144,280      15.9%

    PACIFIC REGION
    East Bay
                      Berkeley
    * Golden Bear Center             1            1986    160,587       0.2%

                       Concord
    * One Corporate Center           1       1985-1987    127,834       0.1%
    * Two Corporate Center           1       1985-1987    201,523       0.2%

                    Pleasanton
    * Park Plaza                     1       1985-1998     87,040       0.1%
    * Peoplesoft Plaza               1            1984    277,562       0.3%

                     San Ramon
    * 2300 Norris Tech               1       1984-1990     67,003       0.1%
    * 4550 Norris Tech               1       1984-1990     96,975       0.1%
    * 4600 Norris Tech               1       1984-1990     96,535       0.1%
    * One ADP Plaza                  1       1987-1989    150,056       0.2%
    * Two ADP Plaza                  1       1987-1989    149,571       0.2%

                      Walnut Creek
    * 1600 South Main                1            1983     83,277       0.1%
    * 2700 Ygnacio Valley Road       1            1984    103,214       0.1%

    Los Angeles
                      Downtown
    550 S. Hope                      1            1991    566,434       0.6%
    Two California Plaza             1            1992  1,329,809       1.4%

                      Glendale
    * 700 North Brand                1            1981    202,531       0.2%

                      Pasadena
    Pasadena Towers                  2         1990-91    439,367       0.5%

                  Santa Monica
    * 429 Santa Monica               1            1982     83,243       0.1%
    * Commerce Park                  1            1977     96,091       0.1%
    * Janss Court                    1            1989    125,709       0.1%
    * Searise Office Tower           1            1975    122,292       0.1%
    * Wilshire Palisades             1            1981    186,714       0.2%

              West Los Angeles
    * West Wilshire Medical          1       1960/1976     54,336       0.1%
    * West Wilshire Office           1       1960/1976    181,454       0.2%

                      Westwood
    10880 Wilshire Boulevard (a)     1       1970/1992    534,047       0.6%
    10960 Wilshire Boulevard         1       1971/1992    543,804       0.6%

    Orange County
           Airport Office Area
    1920 Main Plaza                  1            1988    305,662       0.3%
    2010 Main Plaza                  1            1988    280,882       0.3%
    * 18301 Von Karman
      (Apple Building)               1            1991    219,536       0.2%

          Anaheim Stadium Area
    500 Orange Tower (m)             1            1988    290,765       0.3%

                Town & Country
    1100 Executive Tower             1            1987    366,747       0.4%
    * 2677 North Main                1            1987    213,369       0.2%

               Unclassified W.
            Orange County


    * Bixby Ranch                    1            1987    277,289       0.3%

    Sacremento
    * Wells Fargo Center             1               0    502,365       0.5%
    * Exposition Centre              1            1984     72,971       0.1%

    San Diego
    * Centerside II                  1            1987    286,949       0.3%
    * Crossroads                     1            1991    133,650       0.1%
    The Plaza at La Jolla
      Village (c)                    5       1987-1990    635,419       0.7%
    Smith Barney Tower               1            1987    187,999       0.2%

    San Francisco
                    Burlingame
    * Bay Park Plaza I               1               0    139,900       0.1%
    * Bay Park Plaza II              1               0    117,158       0.1%
    * One Bay Plaza                  1               0    176,533       0.2%

            Financial District
    * 120 Montgomery                 1            1955    418,751       0.4%
    * 188 Embarcadero                1            1985     85,183       0.1%
    * 201 California                 1            1980    241,196       0.3%
    201 Mission Street               1            1981    483,289       0.5%
    301 Howard Building              1            1988    307,396       0.3%
    580 California                   1            1984    313,012       0.3%
    60 Spear Street Building         1       1967/1987    133,782       0.1%
    One Maritime Plaza               1       1967/1990    534,878       0.6%
    One Market                       1       1976/1995  1,460,081       1.5%
    * One Post                       1            1969    388,366       0.4%

                  Redwood City
    * Seaport Centre                 1            1988    463,418       0.5%

                     San Bruno
    * Bayhill 4                      1       1982-1987    204,624       0.2%
    * Bayhill 5                      1       1982-1987     88,402       0.1%
    * Bayhill 6                      1       1982-1987     77,087       0.1%
    * Bayhill 7                      1       1982-1987    144,591       0.2%

                     San Mateo
    * Peninsula Office Park 1        1       1971-1998     40,817       0.0%
    * Peninsula Office Park 3        1       1971-1998     45,938       0.0%
    * Peninsula Office Park 4        1       1971-1998     49,925       0.1%
    * Peninsula Office Park 5        1       1971-1998     79,342       0.1%
    * Peninsula Office Park 6        1       1971-1998     61,736       0.1%
    * Peninsula Office Park 8        1       1971-1998     90,723       0.1%
    * Peninsula Office Park 9        1       1971-1998    124,494       0.1%

    San Jose
                      Campbell
    * Pruneyard Inn                  1            1989     90,000       0.1%
    * Pruneyard Place                1       1971-1999    120,409       0.1%
    * Pruneyard Shopping Center      1            1970    252,210       0.3%
    * Pruneyard Tower One            1       1971-1999    117,339       0.1%
    * Pruneyard Tower Two            1       1971-1999    117,267       0.1%

                      Downtown
    * 10 Almaden                     1            1989    296,883       0.3%

                 Mountain View
    Shoreline Technology Park       12       1985-1991    726,508       0.8%

                     Palo Alto
    * Embarcadero Place 1
      (2100 Geng Rd.)                1            1985     48,108       0.1%
    * Embarcadero Place 2
      (2200 Geng Rd.)                1            1985     48,000       0.1%
    * Embarcadero Place 3
      (2300 Geng Rd.)                1            1985     48,000       0.1%
    * Embarcadero Place 4
      (2400 Geng Rd.)                1            1985     48,000       0.1%
    Palo Alto Square                 6       1971/1985    320,468       0.3%

                   Santa Clara
    Lake Marriott
      Business Park                  7            1981    401,402       0.4%

                     Sunnyvale
    Sunnyvale Business Center        3            1990    175,000       0.2%

    Ventura
                 Conejo Valley
    * Agoura Hills                   1            1987    115,265       0.1%
    * Warner Park Center             1            1986     57,538       0.1%
    * Westlake Spectrum              1            1990     62,305       0.1%
    * Westlake Spectrum II           1            1990     56,685       0.1%

    Pacific Region Total
      /Weighted Average            110                 19,212,620      20.1%
    Portfolio Total
      /Weighted Average            380                 95,462,465     100.0%

    (a) All or a portion of this Office Property is held subject to a ground lease.
    (b) This Office Property is held in a private real estate investment trust in which the Company owns 51.6% of the outstanding shares.
    (c) This Office Property is held in a partnership with an unaffiliated third party and, in the case of San Felipe Plaza, an affiliated party.
    (d) This Office Property was a development project placed in-service in December 1998.It is currently 78.01% occupied.
    (e) This Office Property completed a major redevelopment in June 1999.The property currently is 51.84% occupied and 64.3% leased, with occupancy to take place some time in the future.
    (f) The Company's interest in the amenities component of this Office Property is primarily attributable to its ownership of mortgage indebtedness encumbering the theatre/plaza, retail, health club and parking facilities associated therewith.
    (g) This Company acquired a $295 million first mortgage note secured by this Office Property for approxmiately $244.9 million.In accordance with certain agreements concerning the first mortgage note, the Company controls financial and operational decisions for the Property and is entitled to substantially all cash flow and residual profit. Accordingly, the Company consolidated the financial position and results of operations of the Property.
    (h) This Office Property was a development project purchased and placed in-service in July 1999.It is currently 26.85% occupied and 52.94% leased, with occupancy to take place some time in the future.
    (i) This was a development project that was placed in-service in May 1999. It is currently 100% occupied.
    (j) This Office Property was purchased in conjunction with the purchase of One Phoenix Plaza for the sole purpose of providing additional parking for the tenants of One Phoenix Plaza.
    (k) This Office Property is 100% leased to a single tenant on a triple net basis, whereby the tenant pays for certain operating expenses directly rather than reimbursing the Company. The amounts shown above for annualized rent include the amounts of reimbursement of expenses paid by the Company but do not make any adjustments for expenses paid directly by the tenant.
    (l) This Office Property was a development project placed in-service in December 1999.It is currently 55.5% occupied and 96.9% leased with occupancy to take place some time in the future.
    (m) This Office Property is held subject to an interest in the improvements at the Property held by an unaffiliated third party. In addition, the Company has a mortgage interest in such improvements.